UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 14, 2009 (August 14, 2009)
ADVOCAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667

(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1621 Galleria Boulevard, Brentwood, TN
(Address of principal executive offices)
(615) 771-7575
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
The Company entered into an amendment to the Rights Agreement, dated as of August 14, 2009 (the “Third Amendment”), a copy of which is attached hereto as Exhibit 99.1. In the Third Amendment, the Company has amended the definition of “Acquiring Person” to be such person that acquires 20% or more of the shares of Common Stock of the Company.
     The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to the attached exhibits.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Number	Exhibit

99.1
Third Amendment to Amended and Restated Rights Agreement, dated as of August 14, 2009, between Advocat, Inc. and Computershare Trust Company, N.A., a federally chartered trust company, as successor to SunTrust Bank, filed with the Company’s Registration Statement on Form 8-A/A filed on August 14, 2009, and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVOCAT, INC.
By:	/s/ L. Glynn Riddle, Jr.
L. Glynn Riddle, Jr.
Chief Financial Officer

Date: August 14, 2009

EXHIBIT INDEX

Number	Exhibit

99.1
Third Amendment to Amended and Restated Rights Agreement, dated as of August 14, 2009, between Advocat, Inc. and Computershare Trust Company, N.A., a federally chartered trust company, as successor to SunTrust Bank, filed with the Company’s Registration Statement on Form 8-A/A filed on August 14, 2009, and incorporated herein by reference.